NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

SUPPLEMENT DATED OCTOBER 25, 2001 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 11, 2000

This supplement supercedes any previous supplements.

The Board of Trustees approved standardization of non-fundamental investment restrictions for each Fund of North American Funds Variable Product Series II ("NAFV II"). The non-fundamental investment restrictions as reflected in the Statement of Additional Information dated December 11, 2000, are hereby deleted in their entirety and replaced by the following, effective immediately:

Non-Fundamental Restrictions

The following restrictions apply to each Fund unless noted otherwise:

1. Control of Companies. The Fund may not invest in companies for the purpose of exercising management control or influence, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act.

2. Illiquid Securities. The Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. The Lifestyle Funds may not invest in illiquid securities. This restriction on illiquid securities is applicable at all times.

3. Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

100%

International Equities Fund

International Government Bond Fund

International Growth Fund

35%

Asset Allocation Fund

Core Equity Fund

Growth & Income Fund

Health Sciences Fund

Income & Growth Fund

MidCap Index Fund

Nasdaq-100(R) Index Fund

Opportunities Fund

Small Cap Index Fund

Stock Index Fund

30%

Large Cap Growth Fund

Science & Technology Fund

Small Cap Fund

20%

Blue Chip Growth Fund

Capital Conservation Fund

Government Securities Fund

Money Market Fund (payable in U.S. Dollars)

Socially Responsible Fund

4. Margin. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

5. Investment Companies. The Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.